UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report
(Date of earliest event reported): April 17, 2014
(January 1, 2014)

HOME LOAN SERVICING SOLUTIONS, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman
KY1-9005
Cayman Islands
Registrant’s telephone number, including area code: (345) 945-3727
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
The Master Repurchase Agreement dated as of March 3, 2014 (the “Agreement”), among HLSS Mortgage Master Trust, a wholly owned subsidiary of Home Loan Servicing Solutions, Ltd. ("the Company"), as seller, Barclays Bank PLC, as purchaser and agent, and Home Loan Servicing Solutions, Ltd., as guarantor, was amended and restated through the execution of Amendment No. 1 to the Agreement (the “Amendment”) as of April 15, 2014. The Amendment was required to clarify certain financial covenants in the Agreement.
This description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The news release of Home Loan Servicing Solutions, Ltd., dated April 17, 2014, announcing its results for the first quarter of 2014 is attached hereto as Exhibit 99.1. The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The principal executive office of the Company re-located to the Cayman Islands effective January 1, 2014. In connection with the re-location, Mr. John Van Vlack, our President and Chief Executive Officer, Mr. James Lauter, a Senior Vice President and our Chief Financial Officer and Mr. Richard Delgado, a Senior Vice President and our Treasurer, became employees of HLSS SEZ LP (together with the Company, “HLSS”), a Cayman Islands exempted limited partnership and wholly owned subsidiary of the Company. Subsection 6(1) of the Labour Law (2011 Revision) of the Cayman Islands (the “Labour Law”) provides that every employer is required to furnish the employee with a written statement of his conditions of employment that addresses specific criteria set forth in the Labour Law.

On January 1, 2014 each of Messrs. Van Vlack, Lauter and Delgado (each, an “Employee”) entered into an employment agreement with HLSS SEZ LP (collectively, the “Employment Agreements”) as required by the Labour Law. The Employment Agreements provide that each Employee is entitled to receive an annual base salary and is eligible for a discretionary incentive compensation bonus as follows:

•	Mr. Van Vlack’s annual base salary is US$325,000, and he is eligible to be paid a discretionary incentive compensation bonus of up to US$487,500;

•	Mr. Delgado’s annual base salary is US$275,000, and he is eligible to be paid a discretionary incentive compensation bonus of up to US$412,500; and

•	Mr. Lauter’s annual base salary is US$238,000, and he is eligible to be paid a discretionary incentive compensation bonus of up to US$153,000.

Incentive compensation is based upon numerous factors including, but not limited to, the performance of the Company and the Employee's individual contribution. In each case, the Employee's salary may be subject to periodic review by the Company’s Board of Directors.

Each Employee is also entitled to receive benefits such as health care and a contributory retirement plan as required by Cayman Islands law and to participate in all compensation or employee benefit plans or programs, and all benefits or perquisites, for which the Employee is eligible under any existing or future HLSS policy, plan or program. The Employees are entitled to 4 weeks (20 days) holiday with pay in each calendar year. Each Employee is also bound by certain confidentiality, non-solicitation and non-competition covenants.

Under each Employment Agreement, the employment term continues indefinitely until the Employee's separation from the Company. Employment can be terminated by reason of death or disability, the Employee attaining the age of sixty, the voluntary termination of employment by the Employee or termination of employment by the Company in the circumstances described below. The Company can dismiss each Employee summarily and without notice if the Employee is guilty of serious misconduct. The Company may also terminate each Employee's employment upon 45 days prior written notice where the Employee is guilty of misconduct in or in relation to his employment not serious enough to justify summary dismissal or where the Employee is no longer performing the duties of his employment in a satisfactory manner. Except in the circumstances described above, Mr. Van Vlack is entitled to receive at least three months prior written notice of termination. The Employment Agreements for Messrs. Lauter and Delgado do not contain an entitlement to three months prior written notice of termination. Notwithstanding the foregoing minimum requirements, the Company intends to handle each termination as appropriate in light of the circumstances.

The preceding description of the Employment Agreements is a summary of their material terms, does not purport to be complete, and is qualified in its entirety by reference to the Employment Agreements, copies of which are being filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.

10.1	Amendment No.1 to the Master Repurchase Agreement among HLSS Mortgage Master Trust, Barclays Bank PLC and Home Loan Servicing Solutions, Ltd. dated as of April 15, 2014.

10.2	Employment Agreement dated January 1, 2014 by and between HLSS SEZ LP and John Van Vlack.

10.3	Employment Agreement dated January 1, 2014 by and between HLSS SEZ LP and Richard Delgado.

10.4	Employment Agreement dated January 1, 2014 by and between HLSS SEZ LP and James Lauter.

99.1	Text of press release by Home Loan Servicing Solutions, Ltd. dated April 17, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

By:	/s/ James Lauter
James Lauter
Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)
Date: April 17, 2014